UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934
Date of Report (Date of earliest event reported): May 10, 2023

CENTENE CORPORATION
(Exact Name of Registrant as Specified in Charter)

Delaware	001-31826	42-1406317
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

7700 Forsyth Boulevard,
St. Louis,	Missouri	63105
(Address of Principal Executive Offices)		(Zip Code)
Registrant’s telephone number, including area code: (314) 725-4477
(Former Name or Former Address, if Changed Since Last Report): N/A
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):
☐    Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐    Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐    Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐    Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐
Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common stock, $0.001 Par Value	CNC	NYSE

ITEM 5.07 SUBMISSION OF MATTERS TO A VOTE OF SECURITY HOLDERS

On May 10, 2023, the Company held its Annual Meeting. There were 507,196,531 shares of common stock represented at the Annual Meeting. The stockholders of the Company voted as follows on the following matters at the Annual Meeting:

1.	Election of Directors. The ten directors were elected at the Annual Meeting for a one-year term based upon the following votes:
	Director Nominee	For	Against	Abstain	Broker Non-Votes
	Jessica L. Blume	464,810,199	8,694,829	12,779,405	20,912,098
	Kenneth A. Burdick	480,536,857	5,525,016	222,560	20,912,098
	Christopher J. Coughlin	452,841,750	20,677,665	12,765,018	20,912,098
	H. James Dallas	468,870,076	4,645,599	12,768,758	20,912,098
	Wayne S. DeVeydt	469,994,883	16,126,335	163,215	20,912,098
	Frederick H. Eppinger	457,080,119	28,858,030	346,284	20,912,098
	Monte E. Ford	478,985,615	7,057,667	241,151	20,912,098
	Sarah M. London	481,688,450	4,335,436	260,547	20,912,098
	Lori J. Robinson	455,742,066	17,601,889	12,940,478	20,912,098
	Theodore R. Samuels	457,394,435	16,026,058	12,863,940	20,912,098

2.	Non-binding advisory vote on executive compensation. The Company's executive compensation was approved by a non-binding advisory vote based upon the following votes:
		For	Against	Abstain	Broker Non-Votes
		408,119,178	77,813,537	351,718	20,912,098

3.	Non-binding advisory vote on frequency of future advisory votes on executive compensation. The frequency of future advisory votes on executive compensation was 1 Year based upon the following votes:
		1 Year	2 Years	3 Years	Abstain
		479,944,774	118,020	6,058,224	163,415

4.
Ratification of the appointment of KPMG LLP. The appointment of KPMG LLP as the independent registered public accounting firm for the Company for the fiscal year ending December 31, 2023 was ratified based upon the following votes:

		For	Against	Abstain
		496,331,179	10,734,626	130,726

5.	Shareholder proposal for shareholder ratification of termination pay. The shareholder proposal was not approved based upon the following votes:
		For	Against	Abstain	Broker Non-Votes
		44,697,030	441,040,108	547,295	20,912,098

6.	Shareholder proposal for maternal morbidity reduction metrics in executive compensation. The shareholder proposal was not approved based upon the following votes:
		For	Against	Abstain	Broker Non-Votes
		59,585,452	422,734,550	3,964,431	20,912,098

SIGNATURE
Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

CENTENE CORPORATION

Date:	May 15, 2023	By:	/s/ Christopher A. Koster
Christopher A. Koster Executive Vice President, Secretary and General Counsel